KeyBanc Capital Markets May 30, 2013 1 May 30, 2013 Jim Braun EVP & CFO MRC Global Inc. // KeyBanc Capital Markets’ Industrial Automotive and Transportation Conference Exhibit 99.1

KeyBanc Capital Markets
May 30, 2013

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and
Section 27A of the Securities Act, as amended, including, for example, statements about the Company’s business strategy, its industry, its future profitability, growth in the Company’s various markets, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions.  These forward-looking statements are not guarantees of future performance.  These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the
Company’s annual report on Form 10-K for the year ended December 31, 2012 and the registration statement (including a prospectus and prospectus supplement) for the offering to which this communication relates, which are available on the SEC’s website at www.sec.gov and on the Company’s website, www.mrcglobal.com.
Undue reliance should not be placed on the Company’s forward-looking statements.  Although forward-looking statements reflect the Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.
Statement Regarding Use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (EBITDA, Adjusted EBITDA, Adjusted EPS and variations thereof) are not measures of financial performance calculated in accordance with GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity.  They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP, or as alternative measures of liquidity.  Management believes that certain non-GAAP financial measures provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide financial statement users meaningful comparisons between current and prior year period results.  They are also used as a metric to determine certain components of performance-based compensation.  The adjustments and Adjusted EBITDA are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company.
Forward Looking Statements and Non-GAAP Disclaimer

KeyBanc Capital Markets
May 30, 2013

By the Numbers Industry Sectors Product Categories Business Model
2012 Sales $5.57 B Upstream Line Pipe / OCTG
Locations 400+
Countries 44+ Midstream Valves
Customers 18,000+
Suppliers 18,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 175,000+
Employees 4,750+
Company Snapshot
Canada
14%
Europe / Asia Pacific
10%
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry
MRO
70%
Projects
30%
U.S.
76%

KeyBanc Capital Markets
May 30, 2013

Founded
1921
1989
Acquires
Appalachian
Pipe & Supply
2007
Goldman Sachs
Capital Partners
Strategic
Investment
1977
Founded
2005
Acquires
Midfield
Supply
2007
Merger of
McJunkin
and Red Man
to form
MRC
2009
MRC opens
Houston HQ
2011
MRC
acquires
SPF
2011
MRC
acquires
VSC
2012
MRC
acquires
OneSteel
Piping
Systems
2009
MRC
acquires
Transmark
2010
MRC
acquires
South
Texas
Supply
2010
MRC
acquires
Dresser
Oil Tools
MRC’s 92 Year History  //  The Road to the Fortune 500
2012
MRC
Global
IPO;
begins
trading
on NYSE
2012
MRC
listed on
Fortune 500
2012
MRC
signs the
industry’s
first global
valve
contract with
Shell
2008
MRC
acquires
LaBarge
2012
MRC
acquires
Chaparral
Supply
2012
MRC
acquires
Production
Specialty
Services
(now #451, up from #493 after IPO
and #10
on the Barron’s 500 of Top Companies)

KeyBanc Capital Markets
May 30, 2013

Clear Market Leader Globally and in the Shales
• ~2/3 of sales are under contracts
1
with a 95%
renewal rate since 2000
• Continue to grow “share” and “size of wallet” with
major existing customers while adding new ones
• North American Shales as much as 5x PVF
intensive as conventional activity
Leading industrial distributor of PVF globally to the energy and industrials sectors
Note: As of 31-Dec-2012
1 Including contracts and pricing arrangements.
2 International locations include sales offices and pipe yards at MRC locations.
Ecuador
Equatorial Guinea
Finland
France
Germany
India
Indonesia
Iraq
Italy
Kazakhstan
Kuwait
Malaysia
Mexico
Netherlands
New Zealand
Nigeria
Norway
Pakistan
Peru
Poland
Russia
Saudi Arabia
44+ Countries & 400+ Locations
Angola
Aruba
Australia
Austria
Belgium
Brunei
Cameroon
Canada
China
Colombia
Denmark
Branch operations and significant direct export sales
Singapore
South Africa
South Korea
Spain
Sweden
Thailand
Trinidad
Turkey
United Arab Emirates
United Kingdom
United States
2
North America International
Branches 190+ 50+
Distribution Centers
8 = U.S.
1 = Canada
1 = U.K.
1 = Singapore
1 = Netherlands
1 = Australia
Valve Automation Centers
12 12
Pipe Yards
120 10

KeyBanc Capital Markets
May 30, 2013

By Geography
Note: Business mix based on fiscal year 2012.
By Product Line
By Industry Sector
MRC Diversification
1 - Approximately 17% (or $200 M) of total
for valves is valve automation
Industry leading product, end market and geographic diversification

KeyBanc Capital Markets
May 30, 2013

Core Distribution Processes
• Cost Savings and Efficiencies
• Order Management and Product
Bundling
• Quality Assurance
• Supplier Registration
• Logistics Management
• Customer Reporting
Integrated Services
• Technical Assistance / Product
Recommendation
• Inventory Consignment / Just-in-
Time Delivery
• Customized IT Solutions
• Warehouse Management
Service Offerings
Products
Delivery of Mission Critical Products and Value Added Services
Generating savings and efficiencies for our customers
while enabling them to focus on their core competencies
• 175,000+ unique, mission-critical products
used in high pressure, high stress or
abrasive operating environments
• Low cost relative to overall cost of
maintenance or project spend so service is
paramount

KeyBanc Capital Markets
May 30, 2013

Supplier Benefits Customer Benefits
MRC plays a critical role in the complex, technical, global energy supply chain
Strong Long-Term Relationships with “Blue Chip” Customers and Suppliers
Mutual Benefits
• Access to over 18,000+
customers
• Manufacturing and scale
efficiencies
• Leverage MRC’s technical
sales force
• Trusted long-term partnerships
• Financial stability
• MRC Approved Supplier List /
Quality Program
• Access to over 18,000+ suppliers
worldwide
• Efficiencies and inventory
management
• Access to a broad product offering
(~$1B inventory)
• Access to global sourcing from 35
countries

KeyBanc Capital Markets
May 30, 2013

Positive Energy and Industrial Spending Trends
• Global: Energy demand continues to grow with sizable MRO/project opportunities given the age of global energy infrastructure and slowly improving global economy
• Upstream: Shales extremely active, shift to Oil/NGL E&P, Natural Gas MRO production, Oil Sands activity seeing strong growth
• Midstream: Shale activity in new unsupported areas; increased pipeline integrity regulation plus aging pipeline infrastructure accelerating MRO rates; gas utilities continue to outsource PVF procurement
• Downstream: MRO and infrastructure projects accelerating; strong growth in chemical/industrial with low natural gas prices and steady PMI; rebound in refinery utilization / margins
Multi-Year Exploration & Production Spending Forecast
Source: Barclays Global 2013 E&P Spending Outlook Dec 2012
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
2009A 2010A 2011A 2012E 2013E 2014E 2015E
US Canada Outside North America

KeyBanc Capital Markets
May 30, 2013

(US$  in millions)
1 Reflects reported revenues for the year of acquisition
MRC has completed and successfully acquired $3 billion of revenues since 2007
M&A Driven Growth: Track Record of Success
Date Acquisition Rationale Region Revenue
1
Apr-07 Midway Tristate Appalachian / Rockies PVF U.S. $150
Oct-07
Jul -08
Red Man
Midfield (49%)
Transformational Merger
100% Ownership of Canadian
Subsidiary
U.S.
Canada
1,982
Oct-08 LaBarge Midstream U.S. 233
Oct-09 Transmark International MRO Platform Europe and Asia 346
May-10 South Texas Supply Eagle Ford South Texas 9
Aug -10 Dresser Oil Tools Supply Bakken North Dakota 13
Jun -11 SPF Australia / SE Asia Projects Australia 91
Jul -11 VSC Valve Automation U.S. 13
Mar-12 On eSteel Piping Systems Australia PVF MRO Australia 174
Jun -12 Chaparral Supply Mississippian Lime MRO Oklahoma / Kansas 71
Dec-12 Production Specialty Services Permian Basin / Eagle Ford U.S.
127
Total $3,209

KeyBanc Capital Markets
May 30, 2013

Today
10 – 15 Years Ago Next 1 to 5 Years
Changing PVF Energy Distribution Landscape
Consolidating energy industry benefits global players
Procurement
• PVF purchasing handled
locally
• Facility-by-facility basis
• Separate contracts
by product class:
• Pipe
• Valves
• Fittings
• Flanges
• Supplies
Centralized
Procurement
• Purchasing more
consolidated
• Contracts by end
segment:
• Upstream
• Midstream
• Downstream
• Contracts cover PVF
• Customers align with
suppliers with size/scale
Global
Procurement
• Global upstream /
midstream /
downstream PVF
contracts
Decentralized

KeyBanc Capital Markets
May 30, 2013

MRC & Shell  //  Global Valve Contract for MRO and Projects
Industry’s first valve and combined North American PFF contract
Shell has one of the top 5 global CAPEX budgets
Deepwater
GOM
NA Tight Gas
& Liquids
Brazil
Offshore
BC-10
West
Africa
Future
Middle
East
RDC
FLNG
/ LNG
Oceania
Sakhalin
Shell
Offshore
Coal Bed
Methane
Cracker Unit
Pittsburgh, PA
Tar Sands
Kashagan
Ph1
Alaska
Offshore
LNG /
GTL
North America
Includes PFF
Salym
Development
LNG
China
Tight Gas

KeyBanc Capital Markets
May 30, 2013

• Global Energy Demand Favorable: Continued
general economic recovery, commodity price
environment, global supply constraints and
increased energy consumption
• Shale Activity Unprecedented: Shale gas, as a
percentage of total natural gas production, has
rapidly increased from less than 2% of total U.S.
natural gas production in 2001 to 30% in 2011 and
is projected to increase to 49% by 2035
• Accelerating MRO: Increased utilization of
processing facilities and decreasing quality of
energy feedstocks accelerating PVF replacement
rates
• Recovering Project Outlook: Infrastructure and
E&P projects rebounding with economic growth and
need for capacity expansions
Large, Fragmented Market with
Significant
Growth Opportunities
• One-Stop Solution: Leverage
extensive product offering and be
“one-stop” PVF solution
• Cross-Selling: Introduce existing
customers to complete PVF product
portfolio
• Projects: Further penetrate existing
customer’s project activity
• Investments: Add incremental
branches, DCs and sales people
• International: Expand further
globally with existing customers
• Adjacencies: Add new products to
existing PVF “bundle” or target new
complimentary end markets
• Core Competency: Proven
ability to identify, execute and
integrate strategic and tuck-in
acquisitions
• Highly Fragmented:
Opportunities to extend product
offering, end markets and/or
geographic coverage
MRC is in an excellent position to continue to exceed industry growth
Long-term Targets:
Revenue Growth: 10-12% | Adjusted EBITDA Margin: 10+% | Leverage: 2.0 – 3.0x
Note: All targets are long term.
Global E&P Spending Growth –
Positive Secular Trends
(Target 6 – 7% Annually)
Organic Growth –
Leverage Scale
(Target: 8 – 9% Annually)
Acquisitions –
Accretive Expansion
(Target: 2 – 3% Annually)

KeyBanc Capital Markets May 30, 2013 14 Financial Overview

KeyBanc Capital Markets
May 30, 2013

Strong Growth and Margin Drive Attractive Returns
Sales Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
Adjusted EBITDA RONA
Y-o-Y Growth 5% 26% 15%
(US$ in millions)
Y-o-Y Growth 34% 28% 24%
Y-o-Y Growth 3% 61% 29%
6.0% 5.8% 7.5% 8.3%
13.5% 17.2% 17.6% 19.0%
Strong growth and continued improving profitability
1
Source:  Company management; Company Filings
1
Adjusted EBITDA RONA calculation = Adjusted EBITDA / (EOY Inventory + EOY LIFO reserve + EOY Receivables + EOY PP&E – Payables).

KeyBanc Capital Markets
May 30, 2013

Significant Cash Flow for Deleveraging and Growth Investments
Capital Structure
Cumulative FCF
Net Leverage
(US$ in millions)
1
Strong cash flows allow for continued deleveraging
($ in millions) March 31, 2013
Cash and Cash Equivalents $ 27
Total Debt (including current portion):
Term Loan B due 2019, net of discount 641
Global ABL Facility due 2017 426
Other 6
Total Debt $ 1,073
Total Equity 1,231
Total Capitalization $ 2,304
$495
$597
$479
$695
2009 2010 2011 2012
1
6.4 x
5.8 x
4.1 x
2.6 x
2.3 x
2009 2010 2011 2012
Since 2008, Free Cash Flow defined as cash from operations, less fixed asset purchases (net of disposals).
$202
$210
$342
$437
2009 2010 2011 2012
5.5%                      5.5% 7.8%
7.1%
Mar
-
13
Adjusted EBITDA – Capex and % Margin

KeyBanc Capital Markets
May 30, 2013

Sales
Margins
Net Income
Q1 2013 Financial Summary
(In millions except per share data)
Q1
2012 2013
OCTG $221 $126
All Other 1,162 1,179
2%
Total $1,383 $1,305
Adjusted Gross Profit
Adjusted EBITDA
Net Income EPS
$ 260
$ 262
Q1 2012 Q1 2013
18.8% 20.1%
$ 115
$ 104
Q1 2012 Q1 2013
8.3% 8.0%
$ 38
$ 46
Q1 2012 Q1 2013
$ 0.44 $ 0.45
Q1 2012 Q1 2013
• Total revenue was impacted by strategic OCTG
reduction
• Acquisition related revenue offset slowdown in
customer spending
• Year-on-year adjusted gross profit margin expansion of
~130 bps due to emphasis on higher margin products
• Adjusted EBITDA margins reflected lower sales
• Net Income improvement driven by $18 million interest
expense savings
• EPS reflects additional shares outstanding in 2013

KeyBanc Capital Markets May 30, 2013 18 Appendix

KeyBanc Capital Markets
May 30, 2013

March 31 December 31
($ in millions) 2013 2012 2012 2011 2010 2009
Net income (loss) $ 46.2 $ 37.5 $118.0 $ 29.0 $(51.8) $(339.8)
Income taxes 25.0 21.1 63.7 26.8 (23.4) (15.0)
Interest expense 15.3 33.7 112.5 136.8 139.6 116.5
Write off of debt issuance costs - 1.7 1.7 9.5 - -
Depreciation and amortization 5.4 4.1 18.6 17.0 16.6 14.5
Amortization of intangibles 13.2 12.3 49.5 50.7 53.9 46.6
Amortization of purchase price
accounting
- - - - - 15.7
Change in fair value of derivative
instruments
(0.6) (2.1) (2.2) (7.0) 4.9 (8.9)
Closed locations - - - - (0.7) 1.4
Share based compensation 1.9 1.8 8.5 8.4 3.7 7.8
Franchise taxes - - - 0.4 0.7 1.4
Loss (gain) on early extinguishment of
debt
- - 114.0 - - (1.3)
Goodwill and intangibles impairment - - - - - 386.1
Inventory write-down - - - - 0.4 46.5
IT system conversion costs - - - - - 2.4
M&A transaction & integration expenses - - - 0.5 1.4 17.5
Pension settlement - - 4.4 - - -
Legal and consulting expenses - - (1.2) 9.9 4.2 1.9
Joint venture termination - - - 1.7 - -
Provision for uncollectible accounts - - - 0.4 (2.0) 1.0
Severance and related costs - - - 1.1 3.2 4.4
MRC Transmark pre-Acquisition
contribution
- - - - - 38.5
LIFO (3.1) 6.9 (24.1) 73.7 74.6 (115.6)
Other expenses 0.6 (1.8) (0.2) 1.6 (1.1) (3.1)
Adjusted EBITDA $ 103.9 $ 115.2 $ 463.2 $ 360.5 $ 224.2 $ 218.5
EBITDA Adjustments

KeyBanc Capital Markets
May 30, 2013

December 31
($ in millions)
EBITDA $ 463.2 $ 360.5 $ 224.2 $ 218.5
AR $ 823.2 $ 791.3 $ 596.4 $ 506.2
Inventory at AC 1,121.2 1,074.2 866.8 898.5
Fixed Assets 122.5 107.4 104.7 111.5
(-) AP (438.4) (479.6) (426.6) (338.5)
PSS Adjustment (28.0) —   —   —
Total Adjusted Net Assets $ 1,600.5 $ 1,493.3 $ 1,141.3 $ 1,177.7
Inventory at LIFO 970.2 899.1 765.4 871.6
(+) LIFO reserve 151.0 175.1 101.4 26.9
Total Inventory $ 1,121.2 $ 1,074.2 $ 866.8 $ 898.5
RONA 28.9% 24.1% 19.6% 18.6%
2011 2010 2009 2012
December 31
($ in millions)
Stockholders' Equity $ 1,185.9 $ 720.8 $ 689.8 $ 743.9
Long term debt 1,256.6 1,526.7 1,360.2 1,452.6
Deferred taxes 334.5 357.2 373.7 377.9
Other liabilities 147.7 143.3 140.8 170.2
Intangible assets (1,359.7) (1,333.1) (1,366.5) (1,425.7)
LIFO reserve 151.0 175.1 101.4 26.9
Other assets (50.4) (50.6) (101.9) (111.9)
Cash (37.1) (46.1) (56.2) (56.2)
PSS Adjustment (28.0) —   —   —
Total Adjusted Net Assets $ 1,600.5 $ 1,493.3 $ 1,141.3 $ 1,177.7
Net income (loss) $ 118.0 $ 29.0 $(51.8) $(339.8)
Stockholders' equity 1,185.9 720.8 689.8 743.9
Net income / stockholders'equity 10.0% 4.0% (7.5)% (45.7)%
2012 2011 2010 2009
Adjusted EBITDA RONA
Calculation
Total Adjusted Net Assets
GAAP Reconciliation

KeyBanc Capital Markets
May 30, 2013

March 31 December 31
($ in millions) 2013 2012 2012 2011 2010 2009
Gross Profit $ 246.6 $ 236.6 $ 1,013.7 $ 708.2 $ 518.1 $ 548.0
Depreciation and amortization 5.4 4.1 18.6 17.0 16.6 14.5
Amortization of intangibles 13.2 12.3 49.5 50.7 53.9 46.6
(Decrease) increase in LIFO reserve (3.1) 6.9 (24.1) 73.7 74.6 (115.6)
Adjusted Gross Profit $ 262.1 $ 259.9 $ 1,057.7 $ 849.6 $ 663.2 $ 493.5
December 31
($ in millions) 2012 2011 2010 2009
Cash from operations $ 240.1 $(102.9) $ 112.7 $ 505.5
Fixed asset purchases (26.2) (18.1) (14.3) (16.7)
Disposal of fixed assets 2.3 3.1 3.1 6.5
Free cash flow $216.2 $(117.9) $ 101.5 $ 495.3
Cummulative free cash flow $ 695.1 $ 478.9 $ 596.8 $ 495.3
Adjusted Gross Profit GAAP Reconciliation
Free Cash Flow Calculation